FEDERAL INCOME TAXES	12 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE H - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate for the years ended June 30, 2016 and 2015, as follows:

(in thousands)	2016	2015

Federal income taxes at the statutory rate	$713	$1,051
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(32)	(31)
FIN 48 reserve recognition	(87)	—
Other	2	1
	$596	$1,021

The composition of the Company’s net deferred tax liability at June 30 is as follows:

(in thousands)	2016	2015

Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$515	$533
Deferred compensation and benefits	156	243
Charitable contributions	1	1
Fair value accounting adjustments on acquisition	510	604
Nonaccrued interest on loans	135	129
Other real estate owned adjustments	233	254
Depreciation	13	—
Other	—	15
Total deferred tax assets	1,563	1,779

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(1,337)	(1,337)
Deferred loan origination costs	(39)	(26)
Loan servicing rights	(32)	(29)
Fair value accounting adjustments on acquisition	(779)	(795)
Unrealized gain on investments	(15)	(19)
Depreciation	—	(62)
Other	(3)	—
Total deferred tax liabilities	(2,205)	(2,268)
Net deferred tax liability	$(642)	$(489)

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2016, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.8 million at June 30, 2016.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in thousands)	2016	2015

Balance at beginning of year	$87	$87
Additions/(reductions) based on tax positions for the current year	(87)	—
Balance at end of year	$—	$87

Cash settlements occurred during the period July 1, 2012, through June 30, 2013. Because of uncertainty regarding proper inclusion or exclusion of income from bank-owned life insurance (“BOLI”) in the earnings and profits calculation, the Company amended its June 30, 2009, federal income tax return to report reduced tax liability of $80,000 and established the corresponding reserve. The Company’s unrecognized benefits were recognized during the fiscal year ended June 30, 2016.